The latest report from your
Fund's management team

SEMIANNUAL REPORT

Large Cap
Value Fund
(formerly Growth and Income Fund)

JUNE 30, 1999


TRUSTEES

Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief
Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGER

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Large Cap Value Fund. Caption below reads "Fund management team members (l-r):
"Tim Keefe, Tim Quinlisk and Lisa Welch."]

John Hancock Large Cap Value Fund

Out-of-favor sectors bounce back as investor confidence grows

Effective May 1, 1999, John Hancock Growth and Income Fund was renamed John Hancock Large Cap Value Fund to better describe how the Fund invests.

The U.S. stock market remained volatile, but pressed forward during the first half of 1999. As the year began, a small group of large-company growth stocks continued to dominate the market's returns. Early in the second quarter, however, market sentiment changed as investors regained confidence in U.S. economic growth and overseas economies showed signs of bottoming. Rising interest rates combined with high valuations on the top 100 names in the Standard & Poor's 500 Index made long-overlooked sectors increasingly attractive. Small and medium-sized company stocks, cyclical stocks that move in tandem with the economy and value stocks with beaten-down prices all benefited. The S&P 500 Index ended the first half with a 12.38% return.

Fund beats competition

Our strategy is to invest in good businesses selling at cheap prices where there is a catalyst that could unlock the stock's full value -- such as a spin-off, new product release or business reorganization. As market sentiment shifted, many of the stocks we owned took off. For the six months ended June 30, 1999, John Hancock Large Cap Value Fund's Class A, Class B and Class C shares returned 13.84%, 13.44% and 13.43%, respectively, at net asset value. By comparison, the average growth and income fund returned 10.93% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Table at top left hand column entitled "Top Five Holdings." The first listing is Qualcomm 5.7%, the second is Fuji JGB 4.7%, the third Computer Associates Int'l 4.7%, the fourth MediaOne Group 4.7% and the fifth Ace, Ltd. 4.6%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

"The U.S.
stock market
remained
volatile,
but pressed
forward..."

Technology drives performance

Our willingness to own less well-known technology names helped considerably. In the second quarter, we built a stake in Qualcomm, a semiconductor company that develops and makes advanced communication systems based on digital wireless technology. Between the time we bought it and the end of June, the stock roughly doubled. Another new addition and top performer was Conexant Systems, a leading provider of broadband and wireless semiconductors that was recently spun off.

"Our willingness
to own less
well-known
technology
names helped
considerably."

In the software sector, we increased our stake in Computer Associates International as fears mounted that its business would suffer with the end of Y2K problems. When it became apparent that these concerns were overblown, the stock rebounded nicely. We also had sizable stakes in top-performing telecommunications companies. Among them were MediaOne Group, one of the fastest-growing cable companies in the country, which will soon be acquired by AT&T, and AT&T's Liberty Media Group, a holding company with interests in numerous globally branded entertainment networks, video distribution businesses, wireless plants and equipment manufacturers. In addition, MCI WorldCom's stock continued to benefit from the explosion in data traffic.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Qualcomm followed by an up arrow with the phrase "Owns key technology for wirless communication." The second listing is MediaOne Group followed by an up arrow with the phrase "Gains synergies from AT&T takeover." The third listing is Baxter followed by a down arrow with the phrase "Faces internal execution problems." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Finance results are mixed

The Fund did well owning banks whose outlooks depend on economic improvements overseas. We continued to collect a high dividend yield from the preferred stock of Fuji Bank, while also watching the stock's share price appreciate nicely as the bank began taking steps to become a major financial player in Japan's restructured financial system. And Citigroup, with its worldwide franchise, began making a comeback after being hit hard by the Asian debacle last fall.

By contrast, our investment in mortgage company and insurance stocks hurt performance. Rising interest rates derailed mortgage companies like Fannie Mae and Freddie Mac, which also faced unfavorable political winds. We are holding on, believing these problems will fade. In the insurance sector, pricing pressure and industry consolidation continued to undermine stock prices. Investors even penalized the stock of companies like Ace, Ltd., a property and casualty insurer that has consistently grown earnings. We took the opportunity to add to our stake because we believe Ace's recent merger with Cigna is an excellent move, and that insurance pricing will soon improve.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 13.84% total return for John Hancock Large Cap Value Fund Class A. The second bar represents the 13.44% total return for John Hancock Large Cap Value Fund Class B. The third bar represents the 13.43% total return for John Hancock Large Cap Value Fund Class C. The fourth bar represents the 10.93% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Large Cap Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Health care disappoints

Most health-care stocks continued to stumble. Drug companies, whose stock prices were already inflated, suffered from mounting regulatory pressure in Washington. During a time when the overall market was producing double-digit returns, many drug stocks -- including American Home Products, Baxter and Monsanto -- fell. With the exception of Baxter, we held on, expecting regulatory threats to subside. We looked for buying opportunities in the health-care services area -- a sector which has done poorly for the past three years -- and found Total Renal Care Holdings, a leading provider of kidney dialysis treatment. Between the time we bought it and June 30, the stock returned roughly 40%.


Optimism ahead

Many factors seem to be working in our favor. First, the U.S. economy remains strong and overseas economies seem poised to improve. Second, continued market volatility spells opportunity for bargain-hunting funds like ours. Third, the broadening of the market that began in the second quarter seems likely to continue. If it does, investors like us will be rewarded for looking at businesses that represent good value. Potential risks are the overall high valuation levels of the market and a possible rise in inflation, both of which we will watch closely. In the meantime, we believe the Fund's strategy of buying good businesses at a discount should reward shareholders over the long term.

"...continued
market
volatility
spells
opportunity for
bargain-hunting
funds like ours."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended June 30, 1999
                                        ONE          FIVE             TEN
                                       YEAR          YEARS          YEARS
                                    -------        -------        -------
Cumulative Total Returns              9.90%        186.67%        355.07%
Average Annual Total
Returns(1)                            9.90%         23.45%         16.36%

CLASS B
For the period ended June 30, 1999
                                                                    SINCE
                                        ONE          FIVE       INCEPTION
                                       YEAR          YEARS       (8/22/91)
                                    -------        -------        -------
Cumulative Total Returns              9.85%        189.05%        235.38%
Average Annual Total
Returns(1)                            9.85%         23.65%         16.65%

CLASS C
For the period ended June 30, 1999
                                                     SINCE
                                        ONE      INCEPTION
                                       YEAR        (5/1/98)
                                    -------        -------
Cumulative Total Returns             13.84%         14.37%
Average Annual Total
Returns(1)                           13.84%         12.22%

Notes to Performance

(1) The Adviser agreed to a one-time reduction of its management fee of $150,000 for the fiscal year 1998 only. Without the limitation of expenses, the average annualized return for the one year period would have been 9.89%, 9.84% and 13.83% for Class A, Class B and Class C shares, respectively. The effect on the average annualized returns of the Fund's five, ten and since inception periods was less than 0.01%.

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. Past performance is not indicative of future results.

Line chart with the heading John Hancock Large Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $65,027 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on December 31, 1988, before sales charge, and is equal to $51,777 as of June 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Value Fund, after sales charge, and is equal to $49,205 as of June 30, 1999.

Line chart with the heading John Hancock Large Cap Value Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $42,648 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on August 22, 1991, before sales charge, and is equal to $33,538 as of June 30, 1999.

Line chart with the heading John Hancock Large Cap Value Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $12,555 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on May 1, 1998, before sales charge, and is equal to $11,437 as of June 30, 1999.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $749,587,676)                      $1,046,040,405
Preferred stocks (cost - $39,215,691)                        53,859,094
Bonds (cost - $2,872,144)                                     2,980,000
                                                         --------------
                                                          1,102,879,499
Receivable for investments sold                              19,093,980
Receivable for shares sold                                      335,913
Receivable for forward foreign currency contracts
sold - Note A                                                    70,560
Dividends receivable                                          1,109,729
Interest receivable                                           3,023,185
Other assets                                                     81,452
                                                         --------------
Total Assets                                              1,126,594,318
-----------------------------------------------------------------------
Liabilities:
Due to custodian                                              2,422,018
Payable for investments purchased                             7,910,817
Payable for shares repurchased                                  424,140
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                         852,031
Accounts payable and accrued expenses                            32,375
                                                         --------------
Total Liabilities                                            11,641,381
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             756,691,665
Accumulated net realized gain on investments,
financial futures contracts and
foreign currency transactions                                46,631,490
Net unrealized appreciation of investments and
foreign currency transactions                               311,273,900
Undistributed net investment income                             355,882
                                                         --------------
Net Assets                                               $1,114,952,937
=======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $478,496,036/19,816,767                                $24.15
=======================================================================
Class B - $628,259,551/26,130,168                                $24.04
=======================================================================
Class C - $8,197,350/340,958                                     $24.04
=======================================================================
Maximum Offering Price Per Share*
Class A - ($24.15 x 105.26%)                                     $25.42
=======================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
-----------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $34,055)                                            $5,865,448
Interest                                                      3,345,160
                                                         --------------
                                                              9,210,608
                                                         --------------
Expenses:
Investment management fee - Note B                            3,136,316
Distribution and service fee - Note B
Class A                                                         542,309
Class B                                                       2,623,797
Class C                                                          31,570
Transfer agent fee - Note B                                   1,058,250
Custodian fee                                                   115,464
Registration and filing fees                                     76,207
Accounting and legal services fee - Note B
                                                                 72,311
Trustees' fees                                                   28,570
Printing                                                         20,708
Auditing fee                                                     19,401
Miscellaneous                                                    14,633
Legal fees                                                        5,001
                                                         --------------
Total Expenses                                                7,744,537
-----------------------------------------------------------------------
Net Investment Income                                         1,466,071
-----------------------------------------------------------------------
Realized and Unrealized Gain on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                        36,287,075
Net realized gain on foreign currency
transactions                                                     83,039
Change in net unrealized
appreciation/depreciation
of investments                                               94,243,351
Change in net unrealized
appreciation/depreciation
of foreign currency transactions                                140,619
                                                         --------------
Net Realized and Unrealized
Gain on Investments
and Foreign Currency
Transactions                                                130,754,084
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                  $132,220,155
=======================================================================

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------
                                               YEAR ENDED   SIX MONTHS ENDED
                                              DECEMBER 31,    JUNE 30, 1999
                                                  1998          (UNAUDITED)
                                            --------------  ----------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment income                           $3,221,938        $1,466,071
Net realized gain on
investments sold, financial
futures contracts and foreign
currency transactions                           44,851,665        36,370,114
Change in net unrealized
appreciation/depreciation of
investments                                     64,038,473        94,383,970
                                            --------------    --------------
Net Increase in Net Assets
Resulting from Operations                      112,112,076       132,220,155
                                            --------------    --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.1410 and $0.0461
per share, respectively)                        (2,610,127)         (910,825)
Class B - ($0.0250 and $0.0079
per share, respectively)                          (602,073)         (203,950)
Class C** - ($0.0224 and
$0.0063 per share,
respectively)                                       (4,251)           (1,897)
Distributions from net realized
gain on investments sold
Class A - ($0.9336 and none per
share, respectively)                           (17,816,814)               --
Class B - ($0.9336 and none per
share, respectively)                           (23,024,612)               --
Class C** - ($0.9336 and none
per share, respectively)                          (192,691)               --
                                            --------------    --------------
Total Distributions to
Shareholders                                   (44,250,568)       (1,116,672)
                                            --------------    --------------
From Fund Share Transactions -
Net: *                                         262,365,255         9,975,581
                                            --------------    --------------
Net Assets:
Beginning of period                            643,647,110       973,873,873
                                            --------------    --------------
End of period (including
undistributed net investment
income of $6,483 and $355,882,
respectively)                                 $973,873,873    $1,114,952,937
                                            ==============    ==============
* Analysis of Fund Share Transactions:


SIX MONTHS ENDED
                                                         YEAR ENDED                      JUNE 30, 1999
                                                      DECEMBER 31, 1998                    (UNAUDITED)
                                             -------------------------------   -------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------

CLASS A
Shares sold                                      10,256,114     $212,230,572        3,067,794      $67,536,206
Shares issued to shareholders
in reinvestment of
distributions                                       912,189       18,363,770           63,773        1,369,662
                                             --------------   --------------   --------------   --------------
                                                 11,168,303      230,594,342        3,131,567       68,905,868
Less shares repurchased                          (7,052,875)    (144,843,808)      (3,127,985)     (68,671,715)
                                             --------------   --------------   --------------   --------------
Net increase                                      4,115,428      $85,750,534            3,582         $234,153
                                             ==============   ==============   ==============   ==============

CLASS B
Shares sold                                      13,511,072     $280,419,339        4,630,476     $101,851,601
Shares issued to shareholders
in reinvestment of
distributions                                     1,027,830       20,598,337            8,437          177,394
                                             --------------   --------------   --------------   --------------
                                                 14,538,902      301,017,676        4,638,913      102,028,995
Less shares repurchased                          (6,320,416)    (129,060,866)      (4,352,818)     (94,882,539)
                                             --------------   --------------   --------------   --------------
Net increase                                      8,218,486     $171,956,810          286,095       $7,146,456
                                             ==============   ==============   ==============   ==============

CLASS C**
Shares sold                                         234,157        4,901,912          153,355       $3,354,198
Shares issued to shareholders
in reinvestment of
distributions                                         8,695          174,231               79            1,667
                                             --------------   --------------   --------------   --------------
                                                    242,852        5,076,143          153,434        3,355,865
Less shares repurchased                             (20,674)        (418,232)         (34,654)        (760,893)
                                             --------------   --------------   --------------   --------------
Net increase                                        222,178        4,657,911          118,780       $2,594,972
                                             ==============   ==============   ==============   ==============

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------------------------------------------

                                                                       PERIOD FROM                        SIX MONTHS
                                                                       SEPTEMBER 1,       YEAR ENDED           ENDED
                                         YEAR ENDED AUGUST 31,           1996 TO         DECEMBER 31,        JUNE 30,
                                    --------------------------------   DECEMBER 31,  -------------------        1999
                                        1994        1995(3)     1996     1996(6)        1997        1998  (UNAUDITED)
                                     -------     -------     -------     -------     -------     -------  ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $12.08      $11.42      $13.38      $15.07      $15.62      $19.32      $21.26
                                     -------     -------     -------     -------     -------     -------     -------
Net Investment Income(1)                0.32        0.21        0.19        0.05        0.12        0.16        0.07
Net Realized and Unrealized
Gain (Loss) on
Investments, Financial
Futures Contracts  and
Foreign Currency
Transactions                           (0.61)       1.95        1.84        2.15        5.57        2.85        2.87
                                     -------     -------     -------     -------     -------     -------     -------
Total from Investment
Operations                             (0.29)       2.16        2.03        2.20        5.69        3.01        2.94
                                     -------     -------     -------     -------     -------     -------     -------
Less Distributions:
Dividends from Net
Investment Income                      (0.37)      (0.20)      (0.19)      (0.08)      (0.07)      (0.14)      (0.05)
Distributions from Net
Realized Gain on
Investments Sold                          --          --       (0.15)      (1.57)      (1.92)      (0.93)         --
                                     -------     -------     -------     -------     -------     -------     -------
Total Distributions                    (0.37)      (0.20)      (0.34)      (1.65)      (1.99)      (1.07)      (0.05)
                                     -------     -------     -------     -------     -------     -------     -------
Net Asset Value, End of
Period                                $11.42      $13.38      $15.07      $15.62      $19.32      $21.26      $24.15
                                     =======     =======     =======     =======     =======     =======     =======
Total Investment Return at
Net Asset Value(2)                    (2.39%)     19.22%      15.33%      14.53%(4)   36.71%      15.94%      13.84%(4)
Total Adjusted Investment
Return at Net Asset
Value(2,10)                               --          --          --         --           --      15.92%          --
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                      $121,160    $130,183    $139,548    $163,154    $303,313    $421,218    $478,496

Ratio of Expenses to Average
Net Assets                             1.31%       1.30%       1.17%       1.22%(5)    1.12%       1.16%(8)    1.16%(5)
Ratio of Net Investment
Income to Average Net
Assets                                 2.82%       1.82%       1.28%       0.85%(5)    0.65%       0.79%(8)    0.68%(5)
Portfolio Turnover Rate                 195%         99%         74%         26%        102%(7)      64%         52%

Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------

                                                                       PERIOD FROM                        SIX MONTHS
                                                                       SEPTEMBER 1,       YEAR ENDED           ENDED
                                         YEAR ENDED AUGUST 31,           1996 TO         DECEMBER 31,        JUNE 30,
                                    --------------------------------   DECEMBER 31,  -------------------        1999
                                        1994        1995(3)     1996     1996(6)        1997        1998  (UNAUDITED)
                                     -------     -------     -------     -------     -------     -------     -------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $12.10      $11.44      $13.41      $15.10      $15.66      $19.31      $21.20
                                     -------     -------     -------     -------     -------     -------     -------
Net Investment Income
(Loss)(1)                               0.24        0.13        0.08        0.01       (0.02)       0.01       (0.00)(9)
Net Realized and Unrealized
Gain (Loss) on
Investments, Financial
Futures Contracts and
Foreign Currency
Transactions                           (0.61)       1.96        1.85        2.14        5.60        2.84        2.85
                                     -------     -------     -------     -------     -------     -------     -------
Total from Investment Operations       (0.37)       2.09        1.93        2.15        5.58        2.85        2.85
                                     -------     -------     -------     -------     -------     -------     -------
Less Distributions:
Dividends from Net
Investment Income                      (0.29)      (0.12)      (0.09)      (0.02)      (0.01)      (0.03)      (0.01)
Distributions from Net
Realized Gain on
Investments Sold                          --          --       (0.15)      (1.57)      (1.92)      (0.93)         --
                                     -------     -------     -------     -------     -------     -------     -------
Total Distributions                    (0.29)      (0.12)      (0.24)      (1.59)      (1.93)      (0.96)      (0.01)
                                     -------     -------     -------     -------     -------     -------     -------
Net Asset Value, End of
Period                                $11.44      $13.41      $15.10      $15.66      $19.31      $21.20      $24.04
                                     =======     =======     =======     =======     =======     =======     =======
Total Investment Return at
Net Asset Value(2)                    (3.11%)     18.41%      14.49%      14.15%(4)   35.80%      15.05%      13.44%(4)
Total Adjusted Investment
Return at Net Asset
Value(2,10)                               --          --          --          --          --      15.03%          --
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                      $114,025    $114,723    $125,781    $146,399    $340,334    $547,945    $628,260

Ratio of Expenses to Average
Net Assets                             2.06%       2.03%       1.90%       1.98%(5)    1.87%       1.91%(8)    1.84%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                             2.07%       1.09%       0.55%       0.10%(5)   (0.10%)      0.05%(8)   (0.00%)(5)
Portfolio Turnover Rate                 195%         99%         74%         26%        102%(7)      64%         52%

Financial Highlights (continued)
--------------------------------------------------------

                                      PERIOD
                            FROM MAY 1, 1998  SIX MONTHS
                            (COMMENCEMENT OF  ENDED JUNE
                              OPERATIONS) TO    30, 1999
                           DECEMBER 31, 1998  (UNAUDITED)
                                     -------     -------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                             $22.03      $21.20
                                     -------     -------
Net Investment Income
(Loss)(1)                               0.03       (0.01)
Net Realized and Unrealized
Gain on Investments,
Financial Futures Contracts
and Foreign Currency
Transactions                            0.09        2.86
                                     -------     -------
Total from Investment Operations        0.12        2.85
                                     -------     -------
Less Distributions:
Dividends from Net
Investment Income                      (0.02)      (0.01)
Distributions from Net
Realized Gain on
Investments Sold                       (0.93)         --
                                     -------     -------
Total Distributions                    (0.95)      (0.01)
                                     -------     -------
Net Asset Value, End of
Period                                $21.20      $24.04
                                     =======     =======
Total Investment Return at
Net Asset Value(2)                     0.83%(4)   13.43%(4)
Total Adjusted Investment
Return at Net Asset
Value(2,10)                            0.82%(4)      --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $4,711      $8,197
Ratio of Expenses to Average
Net Assets                             1.92%(5,8)  1.91%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                             0.28%(5,8) (0.08%)(5)
Portfolio Turnover Rate                  64%         52%

 (1) Based on the average of the shares outstanding at the end of each month.
 (2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
 (3) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
 (4) Not annualized.
 (5) Annualized.
 (6) Effective December 31, 1996, the fiscal period end changed from August 31 to
     December 31.
 (7) Portfolio turnover rate excludes merger activity.
 (8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the Fund reflect reductions of less than $0.01 per share. Absent such reductions the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A,
     Class B and Class C shares, respectively and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for
     Class A, Class B and Class C shares, respectively.
 (9) Less than $0.01 per share.
(10) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Value Fund on June 30, 1999. It's divided into three main categories: common stocks, preferred stocks and bonds. The common and preferred stocks are further broken down by industry groups.
three main categories: common stocks, preferred stocks and bonds. The common and preferred stocks are further broken down by industry groups.

                                                                                            MARKET
ISSUER, DESCRIPTION                                                 NUMBER OF SHARES         VALUE
-------------------                                                 ----------------    --------------

COMMON STOCKS
Aerospace (1.03%)
United Technologies Corp.                                                160,000           $11,470,000
                                                                                        --------------
Banks - United States (7.28%)
Bank One Corp.                                                           179,548            10,694,328
Citigroup, Inc.                                                          761,250            36,159,375
TCF Financial Corp.                                                    1,000,000            27,875,000
Wells Fargo Co.                                                          150,000             6,412,500
                                                                                        --------------
                                                                                            81,141,203
                                                                                        --------------
Beverages (1.14%)
Anheuser-Busch Cos., Inc.                                                125,000             8,867,187
PepsiCo, Inc.                                                            100,000             3,868,750
                                                                                        --------------
                                                                                            12,735,937
                                                                                        --------------
Broker Services (1.57%)
Bear Stearns Cos., Inc.                                                  210,000             9,817,500
Morgan Stanley Dean Witter & Co.                                          75,000             7,687,500
                                                                                        --------------
                                                                                            17,505,000
                                                                                        --------------
Business Services - Misc. (2.20%)
ACNielsen Corp.*                                                         290,791             8,796,428
Dun & Bradstreet Corp.                                                    90,000             3,189,375
H & R Block, Inc.                                                        250,000            12,500,000
                                                                                        --------------
                                                                                            24,485,803
                                                                                        --------------
Computers (10.36%)
Automatic Data Processing, Inc.                                          135,000             5,940,000
Cadence Design Systems, Inc.*                                            200,000             2,550,000
Comdisco, Inc.                                                           360,000             9,225,000
Computer Associates International, Inc.                                  951,100            52,310,500
IMRglobal Corp.*                                                          29,000               558,250
International Business Machines Corp.                                    100,000            12,925,000
Oracle Corp.*                                                             60,000             2,227,500
Pathways Group, Inc. (The)*                                               80,000               530,000
Synopsys, Inc.*                                                          238,250            13,148,422
Wind River Systems, Inc.*                                              1,000,000            16,062,500
                                                                                        --------------
                                                                                           115,477,172
                                                                                        --------------
Cosmetics & Personal Care (0.05%)
Nu Skin Enterprises, Inc. (Class A)*                                      25,000               498,437
                                                                                        --------------
Diversified Operations (1.93%)
Du Pont (E.I.) De Nemours & Co.                                          142,000             9,700,375
Monsanto Co.                                                             300,000            11,831,250
                                                                                        --------------
                                                                                            21,531,625
                                                                                        --------------
Electronics (3.70%)
Conexant Systems, Inc.*                                                  343,000            19,915,437
Novellus Systems, Inc.*                                                   33,600             2,293,200
SCI Systems, Inc.*                                                       400,000            19,000,000
                                                                                        --------------
                                                                                            41,208,637
                                                                                        --------------
Finance (2.80%)
Ambac Financial Group, Inc.                                              409,100            23,369,837
American Express Co.                                                      60,000             7,807,500
                                                                                        --------------
                                                                                            31,177,337
                                                                                        --------------
Food (0.35%)
Nabisco Group Holdings Corp.                                             200,000             3,912,500
                                                                                        --------------
Instruments - Scientific (1.27%)
Millipore Corp.                                                          350,000            14,196,875
                                                                                        --------------
Insurance (10.46%)
Ace, Ltd. (Bermuda)                                                    1,831,000            51,725,750
Financial Security Assurance Holdings, Ltd.                              345,250            17,953,000
Mitsui Marine and Fire Insurance Co.,
Ltd. (Japan)                                                             450,500             2,214,613
Progressive Corp.                                                        160,105            23,215,225
Radian Group, Inc.                                                        40,000             1,952,500
UNUM Corp.                                                                64,500             3,531,375
XL Capital, Ltd. (Class A)                                               284,368            16,066,792
                                                                                        --------------
                                                                                           116,659,255
                                                                                        --------------

Leisure (3.22%)
Disney (Walt) Co. (The)                                                  200,000             6,162,500
Galileo International, Inc.                                              300,000            16,031,250
Hasbro, Inc.                                                             489,550            13,676,803
                                                                                        --------------
                                                                                            35,870,553
                                                                                        --------------
Media (7.11%)
AT & T Corp. - Liberty Media Group
(Class A)*                                                             1,087,328            39,959,304
CBS Corp.*                                                               174,000             7,558,125
Central Newspapers, Inc. (Class A)                                       350,000            13,168,750
Harcourt General, Inc.                                                   224,000            11,550,000
News Corp., Ltd., American Depositary
Receipt (ADR) (Australia)                                                200,000             7,062,500
                                                                                        --------------
                                                                                            79,298,679
                                                                                        --------------
Medical (8.99%)
American Home Products Corp.                                             379,500            21,821,250
DENTSPLY International, Inc.                                             163,000             4,564,000
Johnson & Johnson                                                         45,000             4,410,000
Lilly (Eli) & Co.                                                        128,000             9,168,000
Pharmacia & Upjohn, Inc.                                                 185,000            10,510,312
Schering-Plough Corp.                                                     96,000             5,088,000
Total Renal Care Holdings, Inc.*                                       1,500,000            23,343,750
Warner-Lambert Co.                                                       159,900            11,093,062
Wellpoint Health Networks, Inc.*                                         120,700            10,244,412
                                                                                        --------------
                                                                                           100,242,786
                                                                                        --------------
Mortgage Banking (5.82%)
Fannie Mae                                                               515,000            35,213,125
Freddie Mac                                                              512,000            29,696,000
                                                                                        --------------
                                                                                            64,909,125
                                                                                        --------------
Oil & Gas (2.92%)
Alberta Energy Co. Ltd. (Canada) #                                       461,711            14,755,545
Alberta Energy Co. Ltd. (Canada)                                         130,108             4,204,115
Coastal Corp. (The)                                                       34,000             1,360,000
Columbia Energy Group                                                     16,500             1,034,344
Phillips Petroleum Co.                                                   150,000             7,546,875
Triton Energy, Ltd.*                                                     341,200             3,667,900
                                                                                        --------------
                                                                                            32,568,779
                                                                                        --------------
Retail (1.30%)
SYSCO Corp.                                                              300,000             8,943,750
Wal-Mart Stores, Inc.                                                    116,000             5,597,000
                                                                                        --------------
                                                                                            14,540,750
                                                                                        --------------

Telecommunications (14.86%)
Bell Atlantic Corp.                                                       60,220             3,936,882
Commonwealth Telephone Enterprises, Inc.`                                 77,420             3,130,671
Frontier Corp.                                                           100,000             5,900,000
Intermedia Communications, Inc.*                                          42,850             1,285,500
MCI WorldCom, Inc.*                                                      298,536            25,692,755
MediaOne Group, Inc.*                                                    697,100            51,846,813
Qualcomm, Inc.*                                                          440,000            63,140,000
Time Warner Telecom, Inc. (Class A)*                                     115,550             3,350,950
U S WEST, Inc.                                                             8,247               484,511
Vodafone Airtouch Plc (ADR)
(United Kingdom)                                                          35,150             6,924,550
                                                                                        --------------
                                                                                           165,692,632
                                                                                        --------------
Tobacco (1.14%)
Philip Morris Cos., Inc.                                                 264,800            10,641,650
R.J. Reynolds Tobacco Holdings, Inc.*                                     66,666             2,099,979
                                                                                        --------------
                                                                                            12,741,629
                                                                                        --------------
Transport (1.18%)
CNF Transportation, Inc.                                                 342,200            13,131,925
                                                                                        --------------
Utilities (3.14%)
ALLTEL Corp.                                                             153,328            10,962,952
Cincinnati Bell, Inc.                                                     85,000             2,119,688
KeySpan Corp.                                                            134,140             3,537,943
MidAmerican Energy Holdings Co. *                                        278,980             9,659,683
SBC Communications, Inc.                                                 110,000             6,380,000
Williams Cos., Inc.                                                       56,000             2,383,500
                                                                                        --------------
                                                                                            35,043,766
                                                                                        --------------
TOTAL COMMON STOCKS
(Cost $749,587,676)                                                      (93.82%)        1,046,040,405
                                                                  --------------        --------------
PREFERRED STOCKS
Banks - Foreign (4.71%)
Fuji JGB Investment LLC, 9.87%, Ser A
(Japan) (R)                                                               59,910            52,571,025
                                                                                        --------------
Banks - United States (0.12%)
Chase Manhattan Corp., 10.84%, Ser C                                      44,900             1,288,069
                                                                                        --------------
TOTAL PREFERRED STOCKS
(Cost $39,215,691)                                                        (4.83%)           53,859,094
                                                                   --------------       --------------

                                             INTEREST         CREDIT      PAR VALUE         MARKET
ISSUER, DESCRIPTION                              RATE       RATING**  (000s OMITTED)         VALUE
-------------------                         -----------  -----------  ----------------  --------------
BONDS
Government - Foreign (0.27%)
Brazil, Republic of,
Bond (Brazil)
05-15-27                                       10.125%         B+         $4,000            $2,980,000
                                                                                        --------------
                                                      TOTAL BONDS
                                                (Cost $2,872,144)          (0.27%)           2,980,000
                                                                        ---------       --------------
                                                TOTAL INVESTMENTS         (98.92%)       1,102,879,499
                                                                        ---------       --------------
                                OTHER ASSETS AND LIABILITIES, NET          (1.08%)          12,073,438
                                                                        ---------       --------------
                                                 TOTAL NET ASSETS        (100.00%)      $1,114,952,937
                                                                        =========       ==============


  * Non-income producing security.
 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors
    Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
  # Shares outstanding of common stock is expressed in local currency, as shown parenthetically in security description.
(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $52,571,025 or 4.71% of net assets as of June 30, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Large Cap Value Fund (the "Fund"), John Hancock Balanced Fund, John Hancock Real Estate Fund and John Hancock Sovereign Investors Fund. The other three series of the Trust are reported in separate financial statements. Prior to May 1, 1999, the Fund was known as John Hancock Growth and Income Fund and John Hancock Balanced Fund was known as John Hancock Sovereign Balanced Fund. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency contracts sold at June 30, 1999, were as follows:

                   PRINCIPAL AMOUNT        EXPIRATION       UNREALIZED
CURRENCY          COVERED BY CONTRACT        MONTH         APPRECIATION
--------          -------------------      ----------      ------------

Japenese Yen         258,827,182             SEP 99          $70,560
                                                             =======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At June 30, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.625% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1999, net sales charges received with regard to sales of Class A shares amounted to $649,683. Out of this amount, $88,426 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $351,858 was paid as sales commissions to unrelated broker-dealers and $209,399 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1999, contingent deferred sales charges amounted to $765,820.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1999, contingent deferred sales charges amounted to $4,780.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $534,606,672 and $523,700,997, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1999.

The cost of investments owned at June 30, 1999 for federal income tax purposes was $793,837,877. Gross unrealized appreciation and depreciation of investments aggregated $337,335,766 and $28,294,144, respectively, resulting in net unrealized appreciation of $309,041,622.


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